UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — October 11, 2022

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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 11, 2022, the Board of Directors (the “Board”) of Trane Technologies plc (the “Company”) elected Mark George and Melissa Schaeffer to serve as independent directors on the Company’s Board, effective immediately. Mr. George will serve on the Human Resources and Compensation Committee of the Board and the Sustainability, Corporate Governance and Nominating Committee of the Board. Ms. Schaeffer will serve on the Audit Committee of the Board and the Finance Committee of the Board.

Mr. George is currently the Executive Vice President and Chief Financial Officer of Norfolk Southern Corporation (“Norfolk Southern”), a position he has held since November 2019. Prior to joining Norfolk Southern, Mr. George served as Vice President, Finance and Chief Financial Officer at segments of United Technologies Corporation, including Vice President Finance, Strategy, IT and Chief Financial Officer at Otis Elevator Company from October 2015 to May 2019 and Vice President Finance and Chief Financial Officer at Carrier Corporation from June 2019 until joining Norfolk Southern.

Ms. Schaeffer is currently the Senior Vice President and Chief Financial Officer of Air Products and Chemicals, Inc. (“APD”), a position she has held since August 2021. Ms. Schaeffer joined APD in 2016, serving as Vice President, Finance – GEMTE, Americas, Middle East, and India from 2020 to 2021 and as Vice President, Chief Audit Executive from 2016 to 2020.

Mr. George and Ms. Schaeffer will participate in the non-management director compensation program described on pages 40 through 42 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022.

There are no arrangements or understandings between either Mr. George or Ms. Schaeffer and any other person pursuant to which they were elected to the Board. There are no transactions between either Mr. George or Ms. Schaeffer and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. George’s and Ms. Schaeffer’s appointment to the Board is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Trane Technologies plc dated October 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC
(Registrant)

Date: October 14, 2022	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President,
General Counsel and Secretary